Supplement to the
Fidelity® Select Portfolios®
April 29, 2009
Prospectus

Effective the close of business on March 19, 2009, new positions in each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio may no longer be opened. Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio on March 19, 2009, generally will not be allowed to buy shares of the funds except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by March 19, 2009, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by March 19, 2009, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since March 19, 2009, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio before an investment is accepted.

Proposed Reorganizations. The Board of Trustees of Fidelity Select Portfolios has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Paper and Forest Products Portfolio and Materials Portfolio, and Networking and Infrastructure Portfolio and Communications Equipment Portfolio.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio in exchange for shares of Materials Portfolio and Communications Equipment Portfolio, respectively, equal in value to the relative net asset value of the outstanding shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio. After the exchange, each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will distribute the Materials Portfolio and Communications Equipment Portfolio shares to its shareholders pro rata, in liquidation of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio (these transactions are referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. Special Meetings ("Meetings") of the Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio are expected to be held on May 19, 2009, and approval of the Agreements will be voted on at that time. Shareholders of record on March 23, 2009 will be entitled to vote. In connection with the Meetings, Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing their respective Reorganizations and a Prospectus for Materials Portfolio or Communications Equipment Portfolio.

If the Agreements are approved at the Meetings and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to take place in June 2009. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Paper and Forest Products Portfolio or Networking and Infrastructure Portfolio shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and FMR will consider other options for that fund, potentially including liquidation.

The foregoing is not a solicitation of any proxy. For free copies of the Proxy Statements describing the Reorganizations (and containing important information about fees, expenses and risk considerations) and a Prospectus for Materials Portfolio or Communications Equipment Portfolio, please call 1-800-544-3198. Each prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

Effective July 1, 2009, the following information replaces the biographical information for Gavin Baker, Kristina Salen, and Kyle Weaver in the Fund Management section beginning on page 67.

Gavin Baker is co-manager of Wireless, which he has managed since July 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Baker has worked as an equity research analyst.

Kristina Salen is manager of Multimedia and Telecommunications, which she has managed since September 2006 and July 2009, respectively. She also manages other Fidelity funds. Ms. Salen joined Fidelity Investments in 2006 as a research analyst. Previously, Ms. Salen was an assistant vice president and equity analyst at Oppenheimer Capital in New York from 2002 until 2005.

Kyle Weaver is manager of IT Services and co-manager of Wireless, which he has managed since February 2009 and July 2009, respectively. He also manages other Fidelity funds. Prior to joining Fidelity Investments in May 2008 as a research analyst, Mr. Weaver was a research analyst and portfolio manager for RiverSource Investments, LLC, covering the IT Services, Consumer Retail and Telecommunications sectors since 2002.

Shareholders approved the Agreements and Plans of Reorganization between Paper and Forest Products Portfolio and Materials Portfolio, and Networking and Infrastructure Portfolio and Communications Equipment Portfolio.

SEL-09-06 June 5, 2009 1.482105.222

Supplement to the
Fidelity Advisor Telecommunications Fund
Class A, Class T, Class B, and Class C
April 29, 2009
Prospectus

Effective July 1, 2009, the following information replaces the biographical information for Gavin Baker in the "Fund Management "section on page 24.

Kristina Salen is manager of the fund, which she has managed since July 2009. She also manages other Fidelity funds. Ms. Salen joined Fidelity Investments in 2006 as a research analyst. Previously, Ms. Salen was an assistant vice president and equity analyst at Oppenheimer Capital in New York from 2002 until 2005.

ATLC-09-01 June 5, 2009 1.845214.104

Supplement to the
Fidelity Advisor Telecommunications Fund
Institutional Class
April 29, 2009
Prospectus

Effective July 1, 2009, the following information replaces the biographical information for Gavin Baker in the "Fund Management" section on page 23.

Kristina Salen is manager of the fund, which she has managed since July 2009. She also manages other Fidelity funds. Ms. Salen joined Fidelity Investments in 2006 as a research analyst. Previously, Ms. Salen was an assistant vice president and equity analyst at Oppenheimer Capital in New York from 2002 until 2005.

ATLCI-09-01 June 5, 2009 1.845215.102